Exhibit 2.1

                            File Number :     5780-124-7
                                         --------------------

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE


         WHEREAS,
                          ARTICLES OF INCORPORATION OF
                         CIRCLE GROUP ENTERTAINMENT LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereby set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 5th day of May A.D. 1994 and of the Independence of the United States the two hundred and 18th .


                                              /s/ George H. Ryan
                                              ------------------
                                              Secretary of State

         [Seal]


Form BCA-2.10                                ARTICLES OF INCORPORATION
-------------------------------------------------------------------------------------------------------------------------------
                                       This space for use by Secretary of State
(Rev. Jan. 1991)                                                                              SUBMIT IN DUPLICATE
-------------------------                             FILED                        --------------------------------------------
                                                                                             THIS SPACE FOR USE BY
George H. Ryan
Secretary of State                                 MAY - 5 1994                                SECRETARY OF STATE
Department of Business Services
Springfiled, IL  62756
------------------------------------
Payment must be made by                                                              Date     5 -5 -94
certified check, cashier's check,                GEORGE H. RYAN
Illinois attorney's check, Illinois             SECRETARY OF STATE                   Franchise Tax     $  25.00
C.P.A.'s check or money order,                                                       Filing Fee        $  75.00
payable to "Secretary of State."                                                                       --------

                                                                                     Approved:         $ 100.00
-------------------------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:                Circle Group Entertainment LTD.
                    -----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     (The corporate name must contain the word "corporation," "company," "incorporated," "limited" or an abbreviation thereof.)


-------------------------------------------------------------------------------------------------------------------------------
2.   Initial Registered Agent:             Jonathan                             R.                        Toby
                                    -------------------------------------------------------------------------------------------
                                          First Name                     Middle Initial                Last Name

     Initial Registered Office:            435 E. Hawley, Box 366
                                    -------------------------------------------------------------------------------------------
                                                     Number                   Street                     Suite #

                                                 Mundelein,         IL        60060                      Lake
                                    -------------------------------------------------------------------------------------------
                                                    City                     Zip Code                   County

-------------------------------------------------------------------------------------------------------------------------------
3.   Purpose or purposes for which the corporation is organized:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

                           Film Production

-------------------------------------------------------------------------------------------------------------------------------

4.   Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

     Class                   Par Value        Number of Shares           Number of Shares                  Consideration to be
                             per Share        Authorized                 Proposed to be Issued              Received Therefor

     ---------------------------------------------------------------------------------------------------------------------------

     Common       $         No                       1,000                      1,000                        $1,000.
     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------
     Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
     (If not sufficient space to cover this point, add one or more sheets of this size.)



                                     (over)


5.   OPTIONAL:    (a) Number of directors constituting the initial board of directors of the corporation: __________________________

                  (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                      Name                           Residential Address
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

6.   OPTIONAL:    (a) It is estimated that the value of all property to be owned by the          $__________________________________
                      corporation for the following year wherever located will be:
                  (b) It is estimated that the value of the property to be located within the
                      State of Illinois during the following year will be:                       $__________________________________
                  (c) It is estimated that the gross amount of business that will be
                      transacted by the corporation during the following year will be:           $__________________________________
                  (d) It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois during the
                      following year will be:                                                    $__________________________________

------------------------------------------------------------------------------------------------------------------------------------

7.   OPTIONAL:      OTHER PROVISIONS
                    Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

------------------------------------------------------------------------------------------------------------------------------------
8.                                            NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated                    5-2                , 1994
      --------------------------------------    --

                       SIGNATURE AND NAME
                                                                                                 Address

1. /s/ Gregory J. Halpern                                           1.      3330 Dundee Road #C-1
   ------------------------------------------------------------        ------------------------------------------------------------
        Signature                                                           Street

   Gregory J. Halpern                                                       Northbrook,        IL                        60062
   ------------------------------------------------------------        ------------------------------------------------------------
        (Type or Print Name)                                                City/Town                   State              ZIP Code

2.                                                                  2.
   ------------------------------------------------------------        ------------------------------------------------------------
        Signature                                                           Street

   ------------------------------------------------------------        ------------------------------------------------------------
        (Type or Print Name)                                                City/Town                   State              ZIP Code

3.                                                                  3.
   ------------------------------------------------------------        ------------------------------------------------------------
        Signature                                                           Street

   ------------------------------------------------------------        ------------------------------------------------------------
        (Type or Print Name)                                                City/Town                   State              ZIP Code

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.) NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.

------------------------------------------------------------------------------------------------------------------------------------
                                                            FEE SCHEDULE

o The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.

o The filing fee is $75.

o The MINIMUM TOTAL DUE (franchise tax + filing fee) is $100. (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

o The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.
   Illinois Secretary of State              Springfield, IL 62756
   Department of Business Services          Telephone (217) 782-9522 / 782-9523



                            File Number :         5780-124-7
                                          -------------------------

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE


         WHEREAS,
            ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                         CIRCLE GROUP ENTERTAINMENT LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereby set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 8th day of July A.D. 1997 and of the Independence of the United States the two hundred and 22nd .


                                                 /s/ George H. Ryan
                                                -------------------
                                                Secretary of State

   [Seal]


Form BCA-10.30                                           ARTICLES OF AMENDMENT                 File #D 5780-124-7
(Rev. Jan. 1995)
------------------------------------------------------------------------------------------------------------------------------------
George H. Ryan                                                   FILED                               SUBMIT IN DUPLICATE
Secretary of State                                                                           ---------------------------------------
Department of Business Services                               JUL 08 1997                           THIS SPACE FOR USE BY
Springfield, IL 62756                                                                                SECRETARY OF STATE
Telephone (217) 782-1832                                                                       Date              7-8-97
-------------------------------------------                 GEORGE H. RYAN                     Franchise Tax     $
Remit payment in check or money                           SECRETARY OF STATE                   Filing Fee*       $25.00
order, payable to "Secretary of State."                                                        Penalty           $
The filing fee for restated articles of                                                        Approved:         X
 amendment - $100.00
http://www.sos.state.il.us
------------------------------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:                        CIRCLE GROUP INTERNET, INC.
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                            (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on                 February 1, 1997        ,
                                                                                  ----------------------------------------
          1997 in the manner indicated below.  ("X" one box only)

          [X]  By a majority of the  incorporators,  provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                                                            (Note 2)

          [ ]  By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                                                                            (Note 2)

          [ ]  By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                                                                            (Note 3)

          [X]  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                                                                            (Note 4)
          [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                                                                       (Notes 4 & 5)

          [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                                                                            (Note 5)

3.   TEXT OF AMENDMENT:

     a.  When amendment effects a name change, insert the new corporate name below.  Use Page 2 for all other amendments.

         Article 1: The name of the corporation is:

                                                     CIRCLE GROUP INTERNET INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                             (NEW NAME)



                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

     b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (If not applicable, insert "No change")

         N/A


5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

         N/A


     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")




                                    Before Amendment          After Amendment

          Paid-in Capital           $1,000.                   $1,000.
                                    --------------            --------------

    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


     Dated           6-18,            , 1997                         Circle Group Entertainment Ltd.
           ---------------------------    --                         ---------------------------------------------------------------
                 (Month & Day)         (Year)                        (Exact Name of Corporation at date of execution)
    attested by  /s/ Dana L. Dabney                                  by /s/ Gregory Halpren
                -----------------------------------------------         ------------------------------------------------------------
                (Signature of Secretary or Assistant Secretary)         (Signature of President or Vice President)
                 Dana L. Dabney - Secretary                          Gregory Halpren - President
                 ----------------------------------------------      ---------------------------------------------------------------
                (Type or Print Name and Title)                          (Type or Print Name and Title)


7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts herein are true.

     Dated                                         , 19
           ----------------------------------------     ------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
           elected.                                                   (ss.10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
           (a) to remove the names and addresses of directors named in the articles of incorporation;
           (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant toss. 5.10 is also filed;
           (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
           (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
           (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
           (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance withss. 9.05;
           (g) to restate the articles of incorporation as currently amended.
                                                                      (ss.10.15)

NOTE 4:    All amendments not adopted under ss. 10.10 or ss. 10.15 require
           (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

           Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

           To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

           The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (ss. 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of
           the amendment.                                  (ss.ss. 7.10 & 10.20)

File Number :     5780-124-7
             -------------------------------

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE


         WHEREAS,
            ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                           CIRCLE GROUP INTERNET INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the
                        Great Seal of the State of Illinois, at the City of Springfield, this 24th day of September A.D. 1997 and of the Independence of the United States the two hundred and 22nd .


                                                /s/ George H. Ryan
                                                ------------------
                                                Secretary of State

         [Seal]7


Form BCA-10.30                                           ARTICLES OF AMENDMENT                 File #
(Rev. Jan. 1991)
------------------------------------------------------------------------------------------------------------------------------------
George H. Ryan                                                   FILED                               SUBMIT IN DUPLICATE
Secretary of State                                                                           ---------------------------------------
Department of Business Services                               SEP 24 1997                           THIS SPACE FOR USE BY
Springfield, IL 62756                                                                                SECRETARY OF STATE
Telephone (217) 782-1832                                                                       Date              9-29-97
-------------------------------------------                 GEORGE H. RYAN                     Franchise Tax     $
Remit payment in check or money                           SECRETARY OF STATE                   Filing Fee*       $25.00
order, payable to "Secretary of State."                                                        Penalty           $
                                                                                               Approved:         X
------------------------------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:                        CIRCLE GROUP INTERNET, INC.
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                            (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on                 February 2,            ,
                                                                                  ----------------------------------------
          1997 in the manner indicated below.  ("X" one box only)

          [ ]   By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                                                            (Note 2)

          [ ]   By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                                                                            (Note 3)

          [X]   By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                                                                            (Note 4)

          [ ]   By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                                                                           (Notes 4)

         [ ]   By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                         (INSERT AMENDMENT)

       (Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

------------------------------------------------------------------------------------------------------------------------------------
                                                             (NEW NAME)



                 All changes other than name, include on page 2
                                     (over)

3. (a) The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

         No change


4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (If not applicable, insert "No change")




     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")




                                        Before Amendment     After Amendment

              Paid-in Capital           $                    $
                                        -----------------     -----------------

                       (COMPLETE EITHER ITEM 5 OR 6 BELOW)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


     Dated           February 2       , 1997                         Circle Group Internet, Inc.
           ---------------------------    --                         ---------------------------------------------------------------
                 (Month & Day)         (Year)                        (Exact Name of Corporation at date of execution)
    attested by  /s/ Dana L. Dabney                                  by /s/ Gregory Halpren
                -----------------------------------------------         ------------------------------------------------------------
                (Signature of Secretary or Assistant Secretary)         (Signature of President or Vice President)
                 Dana L. Dabney - Secretary                          Gregory Halpren - President
                 ----------------------------------------------      ---------------------------------------------------------------
                (Type or Print Name and Title)                          (Type or Print Name and Title)



6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts herein are true.

     Dated                                         , 19
           ----------------------------------------     ------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
           elected.                                                   (ss.10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
           (a) to remove the names and addresses of directors named in the articles of incorporation;
           (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant toss. 5.10 is also filed;
           (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
           (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
           (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
           (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance withss. 9.05;
           (g)  to restate the articles of incorporation as currently amended.
                                                                      (ss.10.15)

NOTE 4:    All amendments not adopted under ss. 10.10 or ss. 10.15 require
           (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

           Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

           To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

           The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
           a majority within each class when class voting applies.   (ss. 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of
           the amendment.                                  (ss.ss. 7.10 & 10.20)

           The filing fee for articles of amendment - $25.00
           The filing fee for restated articles - $100.00

                                   RESOLUTION


         BE IT RESOLVED and enacted by the Board of Directors and all of the shareholders of CIRCLE GROUP INTERNET, INC.

         1. That the purposes for which the corporation is organized is for any lawful purpose allowed under the Business Corporation Act of the State of Illinois.

         2. That the authorized shares of the corporation shall be of common class with no par value, with the number of authorized shares to be 3,580,000 shares.

                            File Number :       5780-124-7
                                          -----------------------

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE


         WHEREAS,
            ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                           CIRCLE GROUP INTERNET INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         IN  TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the
                         Great Seal of the State of Illinois, at the City of Springfield, this 15th day of December A.D. 1997 and of the Independence of the United States the two hundred and 22nd.


                                                 /s/ George H. Ryan
                                                 -------------------
                                                 Secretary of State

         [Seal]


Form BCA-10.30                                           ARTICLES OF AMENDMENT
(Rev. Jan. 1995)                                                                               File # 5780-124-7
------------------------------------------------------------------------------------------------------------------------------------
George H. Ryan                                                   FILED                               SUBMIT IN DUPLICATE
Secretary of State                                                                           ---------------------------------------
Department of Business Services                               DEC 15, 1997                           THIS SPACE FOR USE BY
Springfield, IL 62756                                                                                SECRETARY OF STATE
Telephone (217) 782-1832                                                                       Date              12-15-97
-------------------------------------------                 GEORGE H. RYAN                     Franchise Tax     $
Remit payment in check or money                           SECRETARY OF STATE                   Filing Fee*       $25.00
order, payable to "Secretary of State."                                                        Penalty           $
The filing fee for restated articles of                                                        Approved:         MR
amendment - $100.00
http://www.sos.state.il.us
------------------------------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:                        CIRCLE GROUP INTERNET, INC.
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                            (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on                 September 30,
                                                                                  ----------------------------------------
          1997 in the manner indicated below.  ("X" one box only)

          [ ]  By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                                                            (Note 2)

          [ ]  By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                                                                            (Note 2)

          [ ]  By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                                                                            (Note 3)

          [ ]  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                                                                            (Note 4)

          [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                                                                       (Notes 4 & 5)

          [X]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                                                                            (Note 5)


3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
         Article 1: The name of the corporation is:

--------------------------------------------------------------------------------
                                   (NEW NAME)

                                                                       EXPEDITED
                                                                   Dec. 15, 1997
                                                              SECRETARY OF STATE

                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

     b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

         Paragraph 4. Paragraph I thereof of the Articles of Incorporation is amended to read in full as follows:

         The total number of shares of stock which the corporation shall have authority to issue is Fifty Million (50,000,000). The par value of each of the shares is $.0001. All such shares are one class and the shares are Common Stock.

         Upon the amendment of this Article to read as hereinabove set forth, the one thousand shares issued and outstanding are split, reconstituted and converted into Three Million, Five Hundred Thousand shares.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (If not applicable, insert "No change")

                                  See 3b above


5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                    No change


     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    No change


                                         Before Amendment      After Amendment

               Paid-in Capital           $                     $
                                          ----------------      ----------------


    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


     Dated           November 26      , 1997                         Circle Group Entertainment Ltd.
           ---------------------------  ----                         ---------------------------------------------------------------
                 (Month & Day)         (Year)                        (Exact Name of Corporation at date of execution)
    attested by  /s/ Dana L. Dabney                                  by /s/ Gregory Halpren
                -----------------------------------------------         ------------------------------------------------------------
                (Signature of Secretary or Assistant Secretary)         (Signature of President or Vice President)
                 Dana L. Dabney                                          Gregory Halpren
                 ----------------------------------------------      ---------------------------------------------------------------
                (Type or Print Name and Title)                          (Type or Print Name and Title)



7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts herein are true.



     Dated                                         ,
           ----------------------------------------     ------
                   (Month & Day)                        (Year)

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
           elected.                                                   (ss.10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
           (a) to remove the names and addresses of directors named in the articles of incorporation;
           (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant toss. 5.10 is also filed;
           (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
           (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
           (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
           (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance withss. 9.05;
           (g) to restate the articles of incorporation as currently amended. (ss.10.15)

NOTE 4:    All amendments not adopted under ss. 10.10 or ss. 10.15 require
           (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

           Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

           To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

           The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (ss. 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (ss.ss. 7.10 & 10.20)

C-173.10


                             MEMORANDUM OF RECORDING

         The original of the foregoing Certificate of Incorporation, together with the duplicate original of the Articles of Incorporation affixed hereto, was filed for record in the office of the Recorder of Deeds of the County of Cook, in the State of Illinois, on the 2nd day of September 1997, and was thereafter recorded, in the said office, as document numbered 4013950.

                            File Number :      5780-124-7
                                           -------------------------

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE


         WHEREAS,
            ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                         CIRCLE GROUP ENTERTAINMENT LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereby set my hand and cause to be affixed the
                        Great Seal of the State of Illinois, at the City of Springfield, this 1st day of March A.D. 2000 and of the Independence of the United States the two hundred and 24th .


                                               /s/ Jesse White
                                               ---------------
                                               Secretary of State


         [Seal]


Form BCA-10.30                                           ARTICLES OF AMENDMENT
(Rev. Jan. 1999)                                                                               File # 5780-124-7
------------------------------------------------------------------------------------------------------------------------------------
Jesse White                                                      FILED                               SUBMIT IN DUPLICATE
Secretary of State                                                                           ---------------------------------------
Department of Business Services                               MARCH 1, 2000                         THIS SPACE FOR USE BY
Springfield, IL 62756                                                                                SECRETARY OF STATE
Telephone (217) 782-1832                                                                       Date              3/1/00
-------------------------------------------                  JESSEE WHITE                      Franchise Tax     $
Remit payment in check or money                           SECRETARY OF STATE                   Filing Fee*       $25.00
order, payable to "Secretary of State."                                                        Penalty           $
The filing fee for restated articles of                                                        Approved:         X
amendment - $100.00
http://www.sos.state.il.us
------------------------------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:                        CIRCLE GROUP INTERNET, INC.
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                            (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on                 February 21st
                                                                                  ----------------------------------------
          2000 in the manner indicated below.  ("X" one box only)                                 (Month & Day)
          ----
          (Year)

          [ ]  By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                                                            (Note 2)

          [ ]  By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                                                                            (Note 2)

          [ ]  By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                                                                            (Note 3)

          [X]  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                                                                            (Note 4)

          [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                                                                       (Notes 4 & 5)

          [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                                                                            (Note 5)


3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

         Article 1: The name of the corporation is:

--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

     b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

         Paragraph 4. Paragraph 1 thereof of the Article of Incorporation is amended to read in full as follows:

         The total number of shares of stock which the Corporation shall have the authority to issue is Fifty Million (50,000,000). The par value of each of the share is $.00005. All such shares are one class and the shares are Common Stock.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (If not applicable, insert "No change")

     See  3b above.


5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

     No change.


     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No change.


                                          Before Amendment      After  Amendment

               Paid-in Capital            $                     $
                                           --------------        ---------------


    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


     Dated            02-21            , 2000                                      CIRCLE GROUP INTERNET, INC.
           ---------------------------    --                         ---------------------------------------------------------------
                 (Month & Day)         (Year)                             (Exact Name of Corporation at date of execution)
    attested by             /s/ DANA L. DABNEY                       by               /S/ GREGORY HALPREN
                -----------------------------------------------         ------------------------------------------------------------
                (Signature of Secretary or Assistant Secretary)               (Signature of President or Vice President)
                          DANA L. DABNEY - Secretary                                     GREGORY HALPREN, CEO
                 ----------------------------------------------      ---------------------------------------------------------------
                        (Type or Print Name and Title)                             (Type or Print Name and Title)



7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts herein are true.

     Dated                                         ,
           ----------------------------------------     --------
                     (Month & Day)                      (Year)

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------

     ---------------------------------      ------------------------------------



File # 5780-124-7
----------------------------------------------
Form BCA-5.10
     NFP-105.10
        (Rev. Jan. 1999)
----------------------------------------------
Jesse White
Secretary of State                             -------------------------------------------------------------------------------------
Department of Business Services
Springfield, IL 62756                                             FILED                         SUBMIT IN DUPLICATE
Telephone (217) 782-3647                                                        ----------------------------------------------------
http://www.sos.state.il.us                                     MAR 10 2000                     THIS SPACE FOR SUE BY
----------------------------------------------                                                  SECRETARY OF STATE
       STATEMENT OF                                            JESSE WHITE        Date 3/10/00
          CHANGE                                           SECRETARY OF STATE   ----------------------------------------------------
   OF REGISTERED AGENT                                                            Filing Fee        $5
    AND/OR REGISTERED
         OFFICE                                                                 ----------------------------------------------------
                                                                                  Approved:
                                                                                ----------------------------------------------------
                                                                                  Remit payment in check or money order,
                                                                                  payable to "Secretary of State."
------------------------------------------------------------------------------------------------------------------------------------
                                                  Type or print in black ink only.
                                                 See reverse side for signature(s).



1.   CORPORATE NAME:       CIRCLE GROUP INTERNET, INC.
                    ----------------------------------------------------------------------------------------------------------------

2.   STATE OR COUNTRY OF INCORPORATION:          IL
                                       ---------------------------------------------------------------------------------------------

3.   Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of
     State (before change):

         Registered Agent      ART C. TANNER
                           ---------------------------------------------------------------------------------------------------------
                                    First Name                         Middle Name                        Last Name
         Registered Office     827 E. ORCHARD
                           ---------------------------------------------------------------------------------------------------------
                                    Number           Street                     Suite No. (A P.O.  Box alone is not acceptable)

                               MUNDELEIN             IL                 60060                              LAKE
                           ---------------------------------------------------------------------------------------------------------
                                    City                               ZIP Code                           County

4.   Name and address of the registered agent and registered office shall be (after all changes herein reported):

         Registered Agent      ART C. TANNER
                           ---------------------------------------------------------------------------------------------------------
                                    First Name                         Middle Name                        Last Name
         Registered Office     1011 CAMPUS DRIVE
                           ---------------------------------------------------------------------------------------------------------
                                    Number           Street            Suite   No.   (A  P.O. Box alone is not acceptable)

                                    MUNDELEIN        IL       60060                                       LAKE
                               -----------------------------------------------------------------------------------------------------
                                    City                     ZIP Code                                    County


5. The address of registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" one box only)

     a.  [ ]  By resolution duly adopted by the board of directors.     (Note 5)
     b.  [x]  By action of the registered agent.                        (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.   (If authorized by the board of directors, sign here.  See Note 5)
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


Dated                                              ,
     ----------------------------------------------  -------     -----------------------------------------------------
                  (Month & Day)                (Year)                         (Exact Name of Corporation)
attested by                                                      by
           -------------------------------------------------       ---------------------------------------------------
             (Signature of Secretary of Assistant Secretary)              (Signature of President or Vice President)

           -------------------------------------------------     -----------------------------------------------------
                  (Type or Print Name and Title)                               (Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6)

                    The undersigned, under penalties of perjury, affirms that the facts stated herein are true.


Dated             March 8                   , 2000                       /s/ Arthur C. Tanner, Jr.
     ---------------------------------------  ----             ----------------------------------------------
              (Month & Day)                   (Year)              (Signature of Registered Agent of Record)



                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the gent reports such a change, this statement must be signed by the registered agent.

C-135.13

                                                               Page 2